LINCOLN NATIONAL INTERNATIONAL FUND, INC.

The fund is one of the Lincoln National Funds (funds) that sells its shares only to Lincoln National Life Insurance Co. and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract.

The Prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund. You can find information common to all Lincoln National Funds in the General Prospectus Disclosure following the fund Prospectus.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this Prospectus states. This Prospectus does not offer to sell fund shares, or seek offers to buy fund shares, where it would be unlawful.

CONTENTS

SUBJECT                                        PAGE
---------------------------------------------------

Summary Description of the Fund                 I-2

Investment Strategies                           I-2

Risks of Investment Strategies                  I-4

Investment Adviser and Portfolio Manager        I-5

General Prospectus Disclosure -- Important
Additional Information

Prospectus
May 1, 2001

SUMMARY DESCRIPTION OF THE FUND

The investment objective of the International Fund (fund) is long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer). The fund pursues its investment objective primarily by buying and holding (investing in) foreign equity securities. Foreign equity securities are principally stocks of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the U.S. The fund holds some equity securities of companies in developing and less developed foreign countries (emerging markets). The fund may also hold some investments in fixed-income securities (debt obligations) denominated in foreign currencies and use foreign currency transactions to protect the value of the fund's investments.

The fund's investment strategy is to use a value-oriented model to select securities; that is, the fund seeks to invest in securities that are undervalued at the time of purchase.

The main investment risks of choosing to invest your contract assets in the fund are as follows:

- the value of the fund's shares will fluctuate, and you could lose money;

- investing in securities of foreign issuers involves greater risks than investing in U.S. securities, including risk of loss from foreign currency fluctuations, international economic or financial instability, and foreign government or political actions;

- because the fund invests a small amount in stocks of companies in emerging markets, the fund involves greater risk of loss from foreign currency fluctuations, international economic or financial instability, and foreign government or political actions than investing in securities of issuers in developed markets;

- the value of the debt obligations held by the fund -- and therefore, the value of the fund's shares -- will fluctuate with changes in interest rates and the perceived ability of the issuer to make interest or principal payments on time; and

- using foreign currency transactions for non-speculative purposes involves some risk of loss from unexpected and unpredictable movements in the foreign currency markets.

                                    *   *   *

The bar chart and table below provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows:

- changes in the fund's performance from year to year and

- how the fund's average annual returns for one year, five years, and the fund's lifetime compare with those of a broad measure of market performance.

Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected the returns shown would be lower.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL TOTAL RETURNS
Year                  Annual Total Return(%)
1992                                  -7.93%
1993                                  38.90%
1994                                   3.28%
1995                                   8.89%
1996                                   9.52%
1997                                   6.00%
1998                                  14.65%
1999                                  17.75%
2000                                   0.13%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the first quarter of 1998 at: 16.10%

The fund's lowest return for a quarter occurred in the third quarter of 1998 at:
(-12.43)%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED 12/31/00)

PERIOD BACK              INTERNATIONAL    MSCI EAFE INDEX*
----------------------------------------------------------
1 year                           0.13%             (-13.96)%
5 year                           9.43%                7.43%
10 year                           N/A                  N/A
Lifetime**                       8.74%                7.94%

 * The MSCI EAFE Index is an aggregate index of stock prices produced by Morgan Stanley Capital International from the results of national stock market indices from Europe, Australia and the Far East.

** The Fund began May 1, 1991 and the Index reflects this same beginning date.

INVESTMENT STRATEGIES

The investment objective of the fund is long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues this objective by investing primarily in foreign equity securities (principally foreign stocks). Foreign equity securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. Foreign equity securities may trade on U.S. or foreign markets. The fund also holds some foreign equity securities of companies in developing and less developed foreign countries (emerging markets). An emerging market country is generally considered to be one that (1) is in the initial stages of its industrialization cycle and (2) has a low per capita gross national product. The fund may buy foreign stocks
(1) directly or (2) indirectly using, among other instruments, depositary receipts. (See the fund's Statement of Additional Information (SAI) for a description of depositary receipts and other methods the fund uses to buy foreign stocks indirectly.)

Under normal circumstances, the fund invests at least 65% of its total assets in the foreign equity securities of companies located in at least five different countries. For this purpose, a company is "located" in that country where its equity securities principally trade.

The fund also holds some investments in fixed-income securities (debt obligations) denominated in foreign currencies. As a general matter, the fund only invests in foreign debt obligations when the fund believes that they offer better long-term potential returns with less risk than investments in foreign equity securities.

The fund selects individual foreign stocks using a value style of investment, which means that the fund attempts to invest in stocks believed to be undervalued. The fund's value-oriented approach places emphasis on identifying well-managed companies that are undervalued in terms of such factors as assets, earnings, dividends and growth potential. Dividend yield plays a central role in this selection process. (Dividend yield is the dollar amount of the dividend paid on one share of stock divided by the market price of one share of that stock.) When selecting individual foreign stocks, the fund also considers whether the future dividends on that stock are expected to increase faster than, slower than, or in-line with the level of inflation. The fund looks at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. The fund uses this technique to attempt to compare the value of different investments. The fund selects individual foreign stocks from among those offering attractive potential returns. When assessing the potential return from stocks of companies in emerging markets, the fund also considers the additional risks associated with investing in these types of stocks.

The fund also invests in debt obligations issued by non-U.S. issuers, including foreign companies and foreign governments and their national, regional and local agencies and instrumentalities. The fund primarily invests in high-grade debt obligations. High-grade debt obligations are debt obligations rated at the time of purchase in the top three credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. (See the SAI General SAI Disclosure for the 11 funds for a description of the credit rating categories of two of these entities: Moody's Investors Service, Inc. and Standard and Poor's Corp.) The fund also uses a value style of investment when selecting debt obligations, except that the fund analyzes expected future interest payments rather than dividends to determine what the fund considers to be a fair price for the debt obligation.

When selecting investments, the fund considers the value of foreign currencies. To analyze foreign currencies, the fund attempts to identify the amount of goods and services that a dollar will buy in the United States and compare that to the amount of foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be considered to be overvalued. When the dollar buys more, the currency may be considered to be undervalued. Securities available in an undervalued currency may offer greater potential return, and may be an attractive investment for the fund.

When selecting investments, the fund also considers such factors as the economic and political conditions in different areas of the world, the growth potential of the different non-U.S. securities markets, and the availability of attractively priced securities within the respective foreign securities markets.

The funds also may enter into forward foreign currency exchange contracts (forward contracts) to buy or sell foreign currencies. (A forward contract permits the contract holder to lock in a currency exchange rate as of a future date, to minimize the risk of currency fluctuation when the time comes to convert from one currency to another.) The fund may use forward contracts for hedging purposes to attempt (a) to protect the value of the fund's current securities holdings or (b) to "lock in" the price of a security the fund has agreed to purchase or sell. The fund will not use forward contracts for speculative purposes.

The fund's use of forward contracts will not eliminate fluctuations in the underlying prices of the securities which the fund holds or intends to purchase. Additionally, while using forward contracts tends to minimize the risk of loss from a decline in the value of the currency that is the subject of the contract, using forward contracts also tends to limit any potential gain that might result from the increase in value of such currency.

The fund's annual portfolio turnover rate is expected typically to average approximately 50%. (For example, a rate of portfolio turnover of 100% would occur if all the fund's portfolio were replaced in a period of one year.) The fund's portfolio turnover was 7% in 2000 and 12% in 1999.

OTHER STRATEGIES

As a temporary defensive strategy, the fund may invest up to 100% of its assets in high-quality debt obligations issued by entities organized in the U.S. or any foreign country. These debt obligations may be denominated in U.S. dollars or in the currency of any foreign country, and include debt obligations with short-term maturities (less than 12 months) and medium-term maturities (not greater than five years). The fund may use this temporary defensive strategy when market conditions limit the fund's ability to use its other investment strategies to identify and obtain suitable investments. The fund would not be pursuing its investment objective when using this temporary defensive strategy. The fund may hold cash or money market instruments, denominated in U.S. dollars or other currencies, to meet redemption requests or while seeking appropriate investments.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective.

The fund's SAI describes these other investment strategies and the risks they involve.

RISKS OF INVESTMENT STRATEGIES

Investing in stocks and other securities involves the risk that the value of the securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's investments -- and, therefore, the value of the fund's shares held under your contract -- to fluctuate.

Investing in foreign equity securities and debt obligations involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments -- and, therefore, the value of the fund's shares -- to fluctuate, and you could lose money.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, barring the fund's withdrawal of assets from the country, and limiting the convertibility of a currency. As a general matter, risk of loss is typically higher for issuers located in emerging markets.

Additionally, investing in foreign securities involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S. (See the General SAI Disclosure for the 11 funds for a more detailed discussion of the risks and costs involved in investing in securities of foreign issuers.)

Investing in foreign debt obligations also involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund -- and therefore, the value of the fund's shares -- will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the rating organization's view of the credit risk associated with that debt obligation. Higher-rated debt obligations generally involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund -- and, therefore, the value of the fund's shares -- will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money.

Finally, the fund may have greater difficulty obtaining or enforcing a judgment against the issuers of foreign debt obligations than it would against U.S. issuers in the event of a default.

The fund's use of forward contracts involves additional transaction costs and risks, and may result in losses.

The fund's successful use of forward contracts is dependent on the fund's ability to correctly predict future movements in interest rates and in the foreign currency markets. Correctly predicting such movements is a difficult task. Further, the value of forward contracts are subject to many of the same risks described above in connection with an investment in foreign securities, including risk of loss from foreign government or political actions.

You may consider choosing this fund for investing some portion of your contract assets if (1) you are seeking to invest primarily in stocks of companies located outside of the U.S., including companies in emerging markets, and do not mind some investment in foreign debt obligations, and (2) you are comfortable with the additional risks associated with investments in foreign securities.

INVESTMENT ADVISER AND PORTFOLIO MANAGER

The fund's investment adviser is Delaware Lincoln Investment Advisers (DLIA). You can find information about DLIA in the General Prospectus Disclosure under Management of the Funds -- Investment Adviser. DLIA is responsible for overall management of the fund's securities investments. This includes monitoring the fund's sub-adviser, Delaware International Advisers Ltd. (DIAL). DIAL's address is 80 Cheapside London, England, EC2V 6EE.

DIAL has been registered as an investment adviser since 1990, and provides investment advisory services primarily to institutional accounts and mutual funds in global and international equity and fixed income markets. Clive A. Gillmore and Elizabeth A. Desmond of DIAL are primarily responsible for making day-to-day investment decisions for the fund and have been managing the fund since May, 1998. Mr. Gillmore and Ms. Desmond have each been a Senior Portfolio Manager of DIAL since 1990 and 1991, respectively. They each have been Directors of DIAL since 1990 and 1996, respectively. Mr. Gillmore has been active in investment management since 1982, and was a founding member of DIAL in 1990. He is a graduate of the University of Warwick. Ms. Desmond has been active in investment management since 1987, and with DIAL since 1991. She graduated from Wellesley College, holds a Masters degree in East Asian studies from Stanford University and is a Chartered Financial Analyst.

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

GENERAL PROSPECTUS DISCLOSURE -- IMPORTANT ADDITIONAL INFORMATION

This General Prospectus Disclosure is part of the Prospectus of:

Lincoln National Aggressive Growth Fund, Inc.
(Aggressive Growth)

Lincoln National Bond Fund, Inc. (Bond)

Lincoln National Capital Appreciation Fund, Inc.
(Capital Appreciation)

Lincoln National Equity-Income Fund, Inc.
(Equity-Income)

Lincoln National Global Asset Allocation Fund, Inc. (Global Asset Allocation)

Lincoln National Growth and Income Fund, Inc. (Growth and Income)

Lincoln National International Fund, Inc. (International)

Lincoln National Managed Fund, Inc. (Managed)

Lincoln National Money Market Fund, Inc.
(Money Market)

Lincoln National Social Awareness Fund, Inc.
(Social Awareness)

Lincoln National Special Opportunities Fund, Inc.
(Special Opportunities)

The following information applies to each fund, unless otherwise indicated.

NET ASSET VALUE

Each fund determines its net asset value per share (NAV) as of close of business (currently 4:00 p.m., New York time) on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Each fund, determines its NAV by:

- adding the values of all securities investments and other assets,

- subtracting liabilities (including dividends payable), and

- dividing by the number of shares outstanding.

NYSE's most recent announcement states that, as of the date of this prospectus, the NYSE will be closed on New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NYSE may also be closed on other days. The NYSE may modify its holiday schedule at any time.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) values its securities investments as follows:

- equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter;

- debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and

- equity securities, debt securities and other assets for which market quotations are not readily available, fair value as determined in good faith under the authority of each fund's Board of Directors.

MONEY MARKET FUND. The Money Market Fund values its securities using the amortized cost method of valuation provided by Rule 2a-7 under the Investment Company Act of 1940, as amended. Under the Rule, the fund's NAV must fairly reflect market value.

See the General SAI Disclosure for the methodology that a fund (other than for the Money Market Fund) uses to value short-term investments, options, futures and options on futures, and foreign securities.

MANAGEMENT OF THE FUNDS

Each fund's business and affairs are managed under the direction of its Board of Directors. The Board has the power to amend the bylaws of each fund, to declare and pay dividends, and to exercise all the powers of the fund except those granted to the shareholders.

INVESTMENT ADVISER. Delaware Lincoln Investment Advisers (DLIA) is investment adviser to nine of the funds: Aggressive Growth, Bond, Capital Appreciation, Equity-Income, Growth and Income, Global Asset Allocation, International, Managed and Money Market. Vantage Investment Advisers (VIA) is investment adviser to two of the funds: Social Awareness and Special Opportunities. DLIA and VIA are both series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment adviser. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DLIA and VIA are collectively referred to in this General Prospectus Disclosure as the adviser, unless otherwise indicated.

                                                                           GPD-1

DMBT and its predecessors have acted as an investment adviser to mutual funds for over sixty years. DMBT provides investment management services to the registered investment companies of Delaware Investments Family of Funds; Delaware Pooled Trust, a no-load, open-end series; Delaware Market Neutral Equity Fund, L.P., a limited partnership; and to off-shore and on-shore collateralized bond obligation funds. DLIA, either directly or through a sub-adviser, and VIA, directly, provide portfolio management and investment advice to the funds and certain administrative services to the funds, subject to the supervision of the funds' Board of Directors.

Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.

Each fund pays its adviser a monthly fee for the adviser's services. The annual rate of the fee is based on the average daily net asset value of each fund, as shown in the following chart:

FUND                                             ...OF AVERAGE DAILY NET ASSET VALUE
-------------------------------------------------------------------------------------------------
Aggressive Growth                    .75 of 1% of the first $200 million; .70 of 1% of the next
                                     $200 million; .65 of 1% of the excess over $400 million
Capital Appreciation                 .75 of 1% of the first $500 million; .70 of 1% of the excess over $500 million
Equity-Income                        .75 of 1% of the first $500 million; .70 of 1% of the excess over $500 million
Global Asset Allocation              .75 of 1% of the first $200 million; .70 of 1% of the next
                                     $200 million; and .68 of 1% of the excess over $400 million
International                        .90 of 1% of the first $200 million; .75 of 1% of the next
                                     $200 million; and .60 of 1% in excess over $400 million
All other funds                      .48 of 1% of the first $200 million; .40 of 1% of the next
                                     $200 million; and .30 of 1% in excess over $400 million

--------------------------------------------------------------------------------

2000 ADVISORY FEES*
FUND                                 2000 RATIO OF THE ADVISER'S COMPENSATION TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------
Aggressive Growth                                                .70%
Bond                                                              .45
Capital Appreciation                                              .71
Equity-Income                                                     .72
Global Asset Allocation                                           .72
Growth and Income                                                 .31
International                                                     .80
Managed                                                           .37
Money Market                                                      .48
Social Awareness                                                  .33
Special Opportunities                                             .41

* The sub-adviser to the funds, where applicable, is paid out of the fees paid to the adviser.
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF FUND SHARES

Each fund sells its shares of common stock to Lincoln National Life Insurance Company (Lincoln Life), and Lincoln Life & Annuity Company of New York (LNY). Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their NAV next determined after Lincoln Life and LNY receives a purchase or redemption request. However, each fund redeems its shares held by Lincoln Life and LNY for its own account at the NAV next determined after the fund receives the redemption request. The value of shares redeemed may be more or less than original cost, depending on the market value of a fund's securities investments at the time of redemption.

The fund normally pays for shares redeemed within seven days after Lincoln Life and LNY receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when:

- the NYSE closes for other than weekends and holidays;

GPD-2

- the SEC restricts trading on the NYSE;

- the SEC determines that an emergency exists, so that a fund's (1) disposal of investment securities, or (2) determination of net asset value, is not reasonably practicable; or

- The SEC permits, by order, for the protection of fund shareholders.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life and LNY for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.

Since the only shareholders of the funds are Lincoln Life and LNY, this General Prospectus Disclosure does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Each fund's Annual Report includes the portfolio manager's discussion of the fund's performance for the previous fiscal year and the factors affecting the performance. Each fund will send you a free copy of its Annual Report on request.

                                                                           GPD-3

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the funds for the past 5 years, or, if shorter, the period of the fund's operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with each fund's financial statements, are included in the Annual Report, which is available upon request.

                            INCOME FROM INVESTMENT OPERATIONS LESS DIVIDENDS FROM:
                                                                                                                    RATIO
                                          NET                                                               RATIO   OF NET
                    NET                 REALIZED                                                              OF    INVESTMENT
                   ASSET                  AND                                                 NET           EXPENSES INCOME
                   VALUE      NET       UNREALIZED                         NET               ASSET            TO      TO
                  BEGINNING INVESTMENT    GAIN     TOTAL FROM   NET      REALIZED            VALUE          AVERAGE AVERAGE
                    OF       INCOME     (LOSS) ON  INVESTMENT INVESTMENT GAIN ON     TOTAL  END OF  TOTAL    NET     NET
  PERIOD ENDED    PERIOD    (LOSS)(2)   INVESTMENTS OPERATIONS  INCOME   INVESTMENTS DIVIDENDS PERIOD RETURN(1) ASSETS ASSETS
--------------------------------------
Lincoln National Aggressive Growth Fund, Inc.
12/31/00          $19.038     (0.083)     (0.279)    (0.362)     --        (1.032)   (1.032) $17.644  (2.69%)   0.78%  (0.41%)
12/31/99          $13.367     (0.060)      5.732      5.672     (0.001)     --       (0.001) $19.038  42.43%   0.87%  (0.48%)
12/31/98          $16.385      0.001      (0.810)    (0.809)    (0.023)    (2.186)   (2.209) $13.367  (6.20%)   0.81%   0.01%
12/31/97          $13.980      0.023       3.055      3.078      --        (0.673)   (0.673) $16.385  23.09%   0.81%   0.16%
12/31/96          $12.183      0.004       1.989      1.993     (0.004)    (0.192)   (0.196) $13.980  17.02%   0.82%   0.03%
Lincoln National Bond Fund, Inc.
12/31/00          $11.436      0.787       0.426      1.213     (0.758)     --       (0.758) $11.891  10.88%   0.55%   6.55%
12/31/99          $12.689      0.772      (1.180)    (0.408)    (0.845)     --       (0.845) $11.436  (3.27%)   0.53%   6.02%
12/31/98          $12.861      0.662       0.494      1.156     (1.328)     --       (1.328) $12.689   9.56%   0.52%   5.90%
12/31/97          $11.766      0.785       0.310      1.095      --         --        --    $12.861   9.30%   0.53%   6.45%
12/31/96          $12.247      0.767      (0.481)     0.286     (0.767)     --       (0.767) $11.766   2.31%   0.51%   6.56%
Lincoln National Capital Appreciation Fund, Inc.
12/31/00          $31.466     (0.047)     (4.694)    (4.741)    (1.380)     --       (1.380) $25.345 (15.85%)   0.76%  (0.15%)
12/31/99          $21.772      0.007       9.839      9.846      --        (0.152)   (0.152) $31.466  45.46%   0.78%   0.03%
12/31/98          $17.530     (0.003)      6.127      6.124     (0.050)    (1.832)   (1.882) $21.772  37.96%   0.83%  (0.01%)
12/31/97          $14.504      0.050       3.510      3.560      --        (0.534)   (0.534) $17.530  25.29%   0.89%   0.35%
12/31/96          $12.916      0.135       2.051      2.186     (0.135)    (0.463)   (0.598) $14.504  18.02%   0.93%   0.99%
Lincoln National Equity-Income Fund, Inc.
12/31/00          $22.047      0.164       1.583      1.747     (0.125)    (6.226)   (6.351) $17.443  10.62%   0.79%   0.89%
12/31/99          $21.715      0.189       1.204      1.393     (0.171)    (0.890)   (1.061) $22.047   6.27%   0.79%   0.86%
12/31/98          $20.118      0.282       2.204      2.486     (0.460)    (0.429)   (0.889) $21.715  12.73%   0.79%   1.40%
12/31/97          $15.780      0.229       4.511      4.740      --        (0.402)   (0.402) $20.118  30.67%   1.02%   1.46%
12/31/96          $13.507      0.288       2.451      2.739     (0.288)    (0.178)   (0.466) $15.780  19.81%   1.08%   1.99%
Lincoln National Global Asset Allocation Fund, Inc.
12/31/00          $16.793      0.393      (1.259)    (0.866)     --        (1.145)   (1.145) $14.782  (5.44%)   0.94%   2.51%
12/31/99          $15.759      0.323       1.409      1.732     (0.266)    (0.432)   (0.698) $16.793  11.36%   0.91%   2.05%
12/31/98          $15.628      0.357       1.585      1.942     (0.589)    (1.222)   (1.811) $15.759  13.50%   0.91%   2.36%
12/31/97          $14.226      0.383       2.205      2.588      --        (1.186)   (1.186) $15.628  19.47%   0.89%   2.77%
12/31/96          $13.391      0.392       1.522      1.914     (0.392)    (0.687)   (1.079) $14.226  15.04%   1.00%   2.93%
Lincoln National Growth and Income Fund, Inc.
12/31/00          $51.710      0.482      (5.129)    (4.647)    (0.492)    (3.322)   (3.814) $43.249  (9.63%)   0.36%   1.00%
12/31/99          $46.288      0.509       7.356      7.865     (0.497)    (1.946)   (2.443) $51.710  17.55%   0.36%   1.05%
12/31/98          $41.949      0.607       7.371      7.978     (1.164)    (2.475)   (3.639) $46.288  20.33%   0.35%   1.44%
12/31/97          $33.110      0.649       9.331      9.980      --        (1.141)   (1.141) $41.949  30.93%   0.35%   1.79%
12/31/96          $29.756      0.683       4.943      5.626     (0.683)    (1.589)   (2.272) $33.110  18.76%   0.36%   2.23%
Lincoln National International Fund, Inc.
12/31/00          $14.374      0.287      (0.284)     0.003     (0.272)    (0.336)   (0.608) $13.769   0.13%   0.96%   2.13%
12/31/99          $15.982      0.294       2.182      2.476     (0.529)    (3.555)   (4.084) $14.374  17.75%   0.92%   2.05%
12/31/98          $14.673      0.253       1.838      2.091     (0.189)    (0.593)   (0.782) $15.982  14.65%   0.93%   1.63%
12/31/97          $14.556      0.066       0.771      0.837      --        (0.720)   (0.720) $14.673   6.00%   0.93%   0.44%
12/31/96          $13.398      0.071       1.244      1.315     (0.071)    (0.086)   (0.157) $14.556   9.52%   1.19%   0.51%
Lincoln National Managed Fund, Inc.
12/31/00          $18.910      0.628      (0.865)    (0.237)    (0.660)    (1.095)   (1.755) $16.918  (1.39%)   0.44%   3.46%
12/31/99          $18.971      0.622       0.767      1.389     (0.552)    (0.898)   (1.450) $18.910   7.75%   0.42%   3.25%
12/31/98          $19.304      0.599       1.632      2.231     (1.162)    (1.402)   (2.564) $18.971  12.72%   0.42%   3.31%
12/31/97          $16.266      0.661       2.811      3.472      --        (0.434)   (0.434) $19.304  21.82%   0.42%   3.77%
12/31/96          $15.895      0.628       1.291      1.919     (0.628)    (0.920)   (1.548) $16.266  12.05%   0.43%   4.05%


                            NET ASSETS
                   PORTFOLIO AT END OF
                   TURNOVER   PERIOD
  PERIOD ENDED      RATE     (000'S)
Lincoln National
12/31/00               106% $  591,414
12/31/99               209% $  448,193
12/31/98               102% $  335,366
12/31/97               105% $  342,763
12/31/96                78% $  242,609
Lincoln National
12/31/00               167% $  337,187
12/31/99                39% $  330,923
12/31/98                51% $  363,808
12/31/97                56% $  280,383
12/31/96               142% $  253,328
Lincoln National
12/31/00                62% $1,689,681
12/31/99                60% $1,913,076
12/31/98                78% $  770,736
12/31/97               137% $  451,036
12/31/96                93% $  267,242
Lincoln National
12/31/00               143% $  866,074
12/31/99               191% $  990,758
12/31/98                29% $  991,977
12/31/97                18% $  811,070
12/31/96                22% $  457,153
Lincoln National
12/31/00               154% $  389,004
12/31/99               134% $  490,804
12/31/98               134% $  490,154
12/31/97               178% $  438,090
12/31/96               167% $  316,051
Lincoln National
12/31/00                65% $3,612,222
12/31/99                16% $4,709,687
12/31/98                34% $4,263,557
12/31/97                32% $3,540,862
12/31/96                47% $2,465,224
Lincoln National
12/31/00                 7% $  403,589
12/31/99                12% $  526,317
12/31/98               123% $  501,654
12/31/97                78% $  466,229
12/31/96                69% $  440,375
Lincoln National
12/31/00               110% $  759,875
12/31/99                45% $  927,572
12/31/98                57% $  965,486
12/31/97                53% $  850,646
12/31/96               109% $  675,740

GPD-4

                            INCOME FROM INVESTMENT OPERATIONS LESS DIVIDENDS FROM:
                                                                                                                    RATIO
                                          NET                                                               RATIO   OF NET
                    NET                 REALIZED                                                              OF    INVESTMENT
                   ASSET                  AND                                                 NET           EXPENSES INCOME
                   VALUE      NET       UNREALIZED                         NET               ASSET            TO      TO
                  BEGINNING INVESTMENT    GAIN     TOTAL FROM   NET      REALIZED            VALUE          AVERAGE AVERAGE
                    OF       INCOME     (LOSS) ON  INVESTMENT INVESTMENT GAIN ON     TOTAL  END OF  TOTAL    NET     NET
  PERIOD ENDED    PERIOD    (LOSS)(2)   INVESTMENTS OPERATIONS  INCOME   INVESTMENTS DIVIDENDS PERIOD RETURN(1) ASSETS ASSETS
--------------------------------------
Lincoln National Money Market Fund, Inc.
12/31/00          $10.000      0.590         N/A      0.590     (0.590)       N/A    (0.590) $10.000   6.07%   0.58%   5.91%
12/31/99          $10.000      0.468         N/A      0.468     (0.468)       N/A    (0.468) $10.000   4.70%   0.59%   4.68%
12/31/98          $10.000      0.497         N/A      0.497     (0.497)       N/A    (0.497) $10.000   5.10%   0.58%   4.97%
12/31/97          $10.000      0.501         N/A      0.501     (0.501)       N/A    (0.501) $10.000   5.13%   0.59%   5.01%
12/31/96          $10.000      0.505         N/A      0.505     (0.505)       N/A    (0.505) $10.000   5.07%   0.57%   5.07%
Lincoln National Social Awareness Fund, Inc.
12/31/00          $44.292      0.267      (3.549)    (3.282)    (0.282)    (3.520)   (3.802) $37.208  (8.32%)   0.38%   0.64%
12/31/99          $40.283      0.319       5.649      5.968     (0.296)    (1.663)   (1.959) $42.292  15.44%   0.38%   0.79%
12/31/98          $35.657      0.367       6.414      6.781     (0.672)    (1.483)   (2.155) $40.283  19.89%   0.38%   1.10%
12/31/97          $27.316      0.364       9.447      9.811      --        (1.470)   (1.470) $35.657  37.53%   0.41%   1.37%
12/31/96          $22.590      0.389       5.748      6.137     (0.389)    (1.022)   (1.411) $27.316  28.94%   0.46%   1.58%
Lincoln National Special Opportunities Fund, Inc.
12/31/00          $28.225      0.536       3.153      3.689     (0.494)    (5.574)   (6.068) $25.846  16.03%   0.49%   2.15%
12/31/99          $33.416      0.482      (1.779)    (1.297)    (0.373)    (3.521)   (3.894) $28.225  (4.45%)   0.44%   1.46%
12/31/98          $35.056      0.470       1.795      2.265     (0.862)    (3.043)   (3.905) $33.416   6.79%   0.42%   1.44%
12/31/97          $29.423      0.477       7.293      7.770      --        (2.137)   (2.137) $35.056  28.15%   0.42%   1.57%
2/31/96           $27.383      0.548       3.867      4.415     (0.548)    (1.827)   (2.375) $29.423  16.51%   0.44%   2.00%


                            NET ASSETS
                   PORTFOLIO AT END OF
                   TURNOVER   PERIOD
  PERIOD ENDED      RATE     (000'S)
Lincoln National
12/31/00               N/A  $  253,097
12/31/99               N/A  $  234,676
12/31/98               N/A  $  137,062
12/31/97               N/A  $   89,227
12/31/96               N/A  $   90,358
Lincoln National
12/31/00                76% $1,510,276
12/31/99                24% $1,946,179
12/31/98                38% $1,868,231
12/31/97                35% $1,255,494
12/31/96                46% $  636,595
Lincoln National
12/31/00                75% $  536,287
12/31/99                96% $  665,652
12/31/98                76% $  917,796
12/31/97                74% $  872,822
2/31/96                 88% $  648,592

(1) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

(2) Per share information for the years ended December 31, 2000, 1999, and 1998 were based on the average shares outstanding method for Capital Appreciation, Equity-Income, Global Asset Allocation, International, and Social Awareness. Per share information for the year ended December 31, 2000 was based on the average shares outstanding method for Growth and Income, Managed and Special Opportunities.

GENERAL INFORMATION

You should direct any inquiry to Lincoln National Life Insurance Co., at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800-4LINCOLN (454-6265).

Each fund will issue:

- unaudited semiannual reports showing current investments and other information; and

- annual financial statements audited by the fund's independent auditors.

These Prospectuses do not contain all the information included in the Registration Statements that the funds have filed with the SEC. You may examine the Registration Statements, including exhibits, at the SEC in Washington, D.C. Statements made in the Prospectuses about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that CONTRACT or other document filed as an exhibit to the related Registration Statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action were taken. The Board of Directors of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

                                                                           GPD-5

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

GPD-6

You can find additional information in each fund's Statement of Additional Information (SAI), which is on file with the SEC. Each fund incorporates its SAI, dated May 1, 2001, into its Prospectus. Each fund will provide a free copy of its SAI on request.

You can find still further information about each fund's investments in the fund's Annual and Semi-Annual reports to shareholders. The Annual Report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its Annual and Semi-Annual Report on request.

For an SAI or Report, either write Lincoln National Life Insurance Co.,
P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries.

You can review and copy information about the funds (including the SAIs) at the SEC's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. You can also get reports and other information about the funds on the SEC's Internet site at http:// www.sec.gov. You can get copies of this information by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, and paying a duplicating fee.

Fund Investment Company Act File Numbers:

LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC.:            33-70742;   811-8090
LINCOLN NATIONAL BOND FUND, INC.:                          2-80746;   811-3210
LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.:         33-70272;   811-8074
LINCOLN NATIONAL EQUITY-INCOME FUND, INC.:                33-71158;   811-8126
LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC.:      33-13530;   811-5115
LINCOLN NATIONAL GROWTH AND INCOME FUND, INC.:             2-80741;   811-3211
LINCOLN NATIONAL INTERNATIONAL FUND, INC.:                33-38335;   811-6233
LINCOLN NATIONAL MANAGED FUND, INC.:                       2-82276;   811-3683
LINCOLN NATIONAL MONEY MARKET FUND, INC.:                  2-80743;   811-3212
LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC.:             33-19896;   811-5464
LINCOLN NATIONAL SPECIAL OPPORTUNITIES FUND, INC.:         2-80731;   811-3291

                                                                           GPD-7